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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                               AMENDMENT NO. 2 TO
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):   August 18, 2000
                        Commission File Number: 333-35808

                            DAUPHIN TECHNOLOGY, INC.
                            -----------------------
             (Exact name of Registrant as specified in its charter)

         ILLINOIS                       3570                  87-0455038
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Primary Standard     (I.R.S. Employer Number)
of Incorporation or Organization)     Industrial
                                    Classification
                                   Identification No.)


              800 E. Northwest Hwy., Suite 950, Palatine, IL 60067
              ----------------------------------------------------
          (Address of principal executive offices, including Zip Code)

                                 (847) 358 4406
                                 --------------
              (Registrant's telephone number, including area code)






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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On August 28, 2000 Dauphin Technology, Inc. (the "Company"), filed a Form 8-K to report, through its wholly-owned subsidiary, ADD Acquisition Corp. ("Acquisition Corp"), the August 18, 2000 acquisition of substantially all of the assets of T & B Design, Inc. (f/k/a Advanced Digital Designs, Inc.)("ADD"), Advanced Technologies, Inc. ("ATI"), and 937 Plum Grove Road Partnership ("937") pursuant to an Asset Purchase Agreement by and among the Company, Acquisition Corp., ADD, ATI, 937 and the stockholders of ADD and ATI and partners of 937. Pursuant to Item 7 of the Form 8-K, Dauphin Technology, Inc. indicated that it would file certain financial information no later than the date required by Item 7 of Form 8-K. This Amendment No. 1 is being filed to provide such financial information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Business Acquired

     The following combined financial statements of ADD, ATI and 937 are included as Exhibit 99.1 to the Current Report on Form 8-K and are incorporated herein by this reference:

     Independent Auditors' Report

     Combined Balance Sheets as of December 31, 1997, 1998 and 1999 and June 30, 2000

     Combined Statements of Earnings for the years ended December 31, 1997, 1998 and 1999 and for the six months ended June 30, 1999 and 2000

     Combined Statements of Stockholders' Equity for the three years ended December 31, 1999 and the six months ended June 30, 2000

     Combined Statements of Cash Flows for the years ended December 31, 1997, 1998 and 1999 and the six months ended June 30, 1999 and 2000

     Notes to Combined Financial Statements

(b)  Pro forma Financial Information

     The following unaudited pro forma financial information of the Company is included as Exhibit 99.2 to the Current Report on Form 8-K and are incorporated herein by reference:

     Introduction to Unaudited Pro Forma Condensed Combined Financial
     Information

     Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1999


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(b)  Pro forma Financial Information - continued

     Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2000

     Unaudited Condensed Combined Balance Sheet as of June 30, 2000

     Notes to Unaudited Pro Forma Condensed Combined Financial Information

(c)  Exhibits

     The Exhibits that are filed with the Current Report on Form 8-K are set forth in the Exhibit Index to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                        Dauphin Technology, Inc.

Dated: September 25, 2000
                                                    By: /s/ Harry L. Lukens, Jr.
                                                       -------------------------

                                                            Harry L. Lukens, Jr.
                                                         Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit
Number               Exhibit
------               -------

2.1 Asset Purchase Agreement, by and among the Company, ADD Acquisition Corp., T & B Design, Inc. (f/k/a Advanced Digital Designs, Inc.), Advanced Technologies, Inc., 937 Plum Grove Road Partnership, the Stockholders of T & B Design, Inc. and Advanced Technologies, Inc. and the partners of 937 Plum Grove Road Partnership, dated August 18, 2000. (previously filed)

2.2 Escrow Agreement, dated August 18, 2000, by and between ADD Acquisition Corp., a subsidiary of Dauphin Technology, Inc., T & B Design, Inc. f/k/a Advanced Digital Designs, Inc., an Illinois corporation, Anthony Vitucci and Bruce Karsten, and National City Bank of Michigan/Illinois. (previously filed)

99.1 The following combined financial statements of T & B Design, Inc. (f/k/a Advanced Digital Designs, Inc.), Advanced Technologies, Inc. and 937 Plum Grove Road Partnership:

                   Independent Auditors' Report

                   Combined Balance Sheets as of December 31, 1997, 1998 and 1999 and June 30, 2000

                   Combined Statements of Earnings for the years ended December 31, 1997, 1998 and 1999 and the six months ended June 30, 1999 and 2000

                   Combined Statements of Stockholders' Equity for the three years ended December 31, 1999 and six months ended June 30, 2000

                   Combined Statements of Cash Flows for the years ended December 31, 1997, 1998 and 1999 and the six months ended June 30, 1999 and 2000

                   Notes to Combined Financial Statements

99.2 The following unaudited pro forma financial information of Dauphin Technology, Inc.:
                   Introduction to Unaudited Pro Forma Condensed Combined Financial Information

                   Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1999

                   Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2000

                   Unaudited Condensed Combined Balance Sheet as of June 30,
                   2000

                   Notes to Unaudited Pro Forma Condensed Combined Financial Information